                                                                    EXHIBIT 10.1




                               FOURTH AMENDMENT
                  TO REVOLVING CREDIT AND TERM LOAN AGREEMENT



  Fourth Amendment dated as of October 15, 1996 to Revolving Credit and Term Loan Agreement (this "Amendment"), by and among SAMSONITE CORPORATION, a Delaware corporation (the "Company") and THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS and the other lending institutions listed on Schedule 1 to
                                                                 -------- -
the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of July 14, 1995 (as amended by the First Amendment thereto dated as of December 27, 1995, the Second Amendment thereto dated as of April 30, 1996, the Third Amendment thereto dated as of July 1, 1996 and as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders, THE FIRST NATIONAL BANK OF BOSTON and BANK OF AMERICA ILLINOIS as managing agents for the Lenders (in such capacity, the "Managing Agents"), BANK OF AMERICA ILLINOIS as documentation agent for the Managing Agents and the Lenders and THE FIRST NATIONAL BANK OF BOSTON as administrative agent for the Managing Agents and the Lenders. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

  WHEREAS, the Company and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  (S)1.  AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to the satisfaction of the
         ---------- -- --- ------ ---------
applicable conditions precedent set forth in (S)2 hereof, the Credit Agreement is hereby amended as follows:

         (S)1.1  ADDITIONAL DEFINITIONS.  Section 1.1 of the Credit Agreement is
                 ----------------------
     hereby amended by inserting the following definitions in the appropriate alphabetical order:

  Culligan Tax Receivable.  The tax-related receivable amount owing to the
  -------- --- ----------
Company as of October 15, 1996 from Culligan arising pursuant to the Spinoff in an aggregate amount of approximately $6,600,000.

  Cumulative Special Payments.  At the relevant date of determination, the
  ---------- ------- --------
cumulative, aggregate amount of all Special Payments actually received in cash by the Company or its Subsidiaries at any time during the period commencing on October 15, 1996 and ending as of such date of determination.

  Fourth Amendment.  The Fourth Amendment to Revolving Credit and Term Loan
  ------ ---------
Agreement dated as of October 15, 1996 among the Company, the Managing Agents and the Lenders party thereto.

  Green Note Receivable.  The amount owing the Company from Green in an
  ----- ---- ----------
aggregate principal amount of $10,000,000 arising from the promissory note executed and delivered by Green to the Company prior to the Closing Date in the original principal amount of $10,000,000.

  Net Cash Portion of the October 1996 Restructuring Charges.  See (S)1.3 of the
  --- ---- ------- -- --- ------- ---- ------------- -------
Fourth Amendment.

  October 1996 Restructuring Charges.  See (S)1.3 of the Fourth Amendment.
  ------- ---- ------------- -------

  Samsonite Tax Refund Claim.  The federal income tax refund claim due to the
  --------- --- ------ -----
Company from the United States for the 1995 fiscal year in the aggregate amount of approximately $2,200,000.

  Special Payments.  Any cash payments made to the Company after October 15,
  ------- --------
1996 by Culligan, Green or the United States, as the case may be, in respect of the Culligan Tax Receivable, the Green Note Receivable or the Samsonite Tax Refund Claim, as the case may be.

  Special Payments Credit.  At the relevant date of determination, and without
  ------- -------- ------
duplication an amount equal to (a) the Cumulative Special Payments determined as of such date, less (b) the Special Payments Deduction.
              ----

  Special Payments Deduction.  At the relevant date of determination, and
  ------- -------- ---------
without duplication, the cumulative, aggregate amount of the Cumulative Special Payments which, for purposes of determining which portion (if any) of the cash payments made by the Company in respect of the October 1996 Restructuring

            Charges which should be included in the applicable computations of Adjusted Consolidated Net Income, EBITDA and Adjusted EBITDA for any applicable fiscal period pursuant to (S)1.3 of the Fourth Amendment, is and shall be deemed to have been utilized by the Company and its Subsidiaries as an offset to such cash payments, during the period commencing on October 15, 1996 and ending as of the last day of the fiscal period immediately preceding the applicable fiscal period for which such determination is being made.

       (S)1.2  RESTRICTIONS ON INVESTMENTS.  Section 10.3 of the Credit
               ---------------------------
     Agreement is hereby amended by deleting the amount "$7,500,000" which appears in (S)10.3(h) and substituting in place thereof the amount "$10,000,000".

       (S)1.3  CERTAIN RESTRUCTURING CHARGES.  The Company has advised the
               -----------------------------
     Agents and the Lenders that the Company will incur certain restructuring charges, not exceeding $12,000,000 in the aggregate, to be accrued as charges solely during the fiscal quarter ending October 31, 1996, in respect of certain restructuring matters substantially as set forth on Exhibit A attached hereto (such specific restructuring charges described
     ------- -
     herein being referred to as the "October 1996 Restructuring Charges"). Any provisions of the Loan Documents to the contrary notwithstanding, the only portion(s) of the October 1996 Restructuring Charges which shall be included in the applicable computations of Adjusted Consolidated Net Income, EBITDA and Adjusted EBITDA for any particular fiscal period shall be the cash payment portion(s) (if any) of such October 1996 Restructuring Charges actually paid by the Company or its Subsidiaries in any such fiscal period which is in excess of the Special Payments Credit determined as of the last day of such applicable fiscal period for which such computations are being made (the "Net Cash Portion of the October 1996 Restructuring Charges"). The amount (if any) of the Special Payments Credit so "offsetting" such cash payments made shall be deemed "utilized" by the Company and its Subsidiaries for purposes of computing the amount of the Special Payments Deduction in effect from time to time. The Net Cash Portion of the October 1996 Restructuring Charges for any such applicable fiscal period shall (without duplication) reduce such applicable computations for the applicable fiscal period in which such applicable cash payments in respect of the October 1996 Restructuring Charges were actually paid.

  (S)2.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective on
         ----------------------------
October 15, 1996 (the "Amendment Date"), subject to the receipt, on or prior to the Amendment Date, by the Administrative Agent of one or more counterparts of this Amendment signed by the Obligors, the requisite Lenders, the Issuing Banks, the Swing Line Lenders, and the Agents.

  (S)3.  REPRESENTATIONS AND WARRANTIES.  The Company hereby repeats, on and as
         ------------------------------
of the date hereof and the Amendment Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer
       --------
to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of all of its agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which the Company is a party or by which the Company is bound, including but not limited to the Subordinated Indenture.

  (S)4.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
         ------------  ---
Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Obligors under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

  (S)5.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
         -- ------
impair or otherwise adversely affect any Obligations, any other obligation of the Company or any rights of the Agents or the Lenders consequent thereon.

  (S)6.  COUNTERPARTS.  This Amendment may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

  (S)7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
         --------- ---
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                           [Signature Pages Follow]

                 Signature Pages for Borrowers and Guarantors
                 --------- ----- --- --------- --- ----------

  The undersigned Borrower hereby consents and agrees to all of the provisions of the foregoing Amendment:


  The Company:                        SAMSONITE CORPORATION
  --- -------


                                      By:  /s/ Thomas R. Sandler
                                           ----------------------
                                      Name:    Thomas R. Sandler
                                           ----------------------
                                      Title:   CFO & Treasurer
                                            ---------------------

  Each of the undersigned Guarantors hereby acknowledges and consents to all of the provisions of the foregoing Amendment and agrees that its Guarantee dated as of July 14, 1995, in favor of the Lenders and the Agents, and all other Loan Documents to which such Guarantor is a party, remain in full force and effect, and each of the undersigned Guarantors confirms and ratifies all of its obligations thereunder.


   The Guarantors:                    A.T. RETAIL, INC.
   --- ----------


                                      By:       /s/ Thomas R. Sandler
                                         ----------------------------
                                      Name:     Thomas R. Sandler
                                           --------------------------
                                      Title:    V.P. & Treasurer
                                            -------------------------


                                      MCGREGOR CORPORATION


                                      By:       /s/Thomas R. Sandler
                                         ----------------------------
                                      Name:     Thomas R. Sandler
                                           --------------------------
                                      Title:    President
                                            -------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                  THE FIRST NATIONAL BANK OF BOSTON, as
                                   Lender, Issuing Bank, Swing Line Lender,
                                   Administrative Agent, and Managing Agent



                                  By:       /s/Richard D. Hill, Jr.
                                     ------------------------------
                                  Name:     RICHARD D. HILL JR.
                                       -----------------------------
                                  Title:    DIRECTOR
                                        ----------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                             BANK OF AMERICA ILLINOIS, as Lender, Issuing
                               Bank, Swing Line Lender, Documentation Agent, and Managing Agent


                             By:       /s/Elizabeth R. Borow
                                -----------------------------
                             Name:     ELIZABETH R. BOROW
                                  ---------------------------
                             Title:    Managing Director
                                   --------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                                      BHF-BANK AKTIENGESELLSCHAFT
                                       NEW YORK BRANCH



                                      By:       /s/Evon M. Contos
                                         -------------------------
                                      Name:     Evon M. Contos
                                           -----------------------
                                      Title:    Vice President
                                            ----------------------

                                      By:       /s/Dan Dobrjanskyj
                                         --------------------------
                                      Name:     Dan Dobrjanskyj
                                           ------------------------
                                      Title:    A.T.
                                            -----------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:



                                    THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD.


                                    By:       /s/Paul B. Clifford
                                       ------------------------------
                                    Name:     PAUL B. CLIFFORD
                                         ----------------------------
                                    Title:    DEPUTY GENERAL MANAGER
                                          ---------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                                   THE MITSUBISHI TRUST AND
                                    BANKING CORPORATION, LOS
                                    ANGELES AGENCY



                                   By:       /s/Yasushi Satomi
                                      -----------------------------
                                   Name:     Yasushi Satomi
                                        ---------------------------
                                   Title:    Senior Vice President
                                         --------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                                  SOCIETE GENERALE



                                  By:       /s/John M. Stack
                                      -------------------------
                                  Name:     JOHN M. STACK
                                       ------------------------
                                  Title:    VICE PRESIDENT
                                        -----------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                              THE BANK OF NEW YORK

                              By:       /s/Robert Louk
                                 ------------------------
                              Name:     Robert Louk
                                   ----------------------
                              Title:    Vice President
                                    ---------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                     BANQUE FRANCAISE DU COMMERCE
                                      EXTERIEUR


                                     By:       /s/Iain A. Whyte
                                        -------------------------
                                     Name:     Iain A. Whyte
                                         ------------------------
                                     Title:    Vice President
                                           ----------------------

                                     By:       /s/Daniel Touffu
                                        -------------------------------------
                                     Name:     DANIEL TOUFFU
                                          -----------------------------------
                                     Title:    FIRST VP AND REGIONAL MANAGER
                                           ----------------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                   BANQUE PARIBAS


                                   By:       /s/Ann C. Pifer
                                      -----------------------
                                   Name:     Ann C. Pifer
                                        ---------------------
                                   Title:    Vice President
                                         --------------------

                                   By:       /s/Robert Carino
                                      --------------------------
                                   Name:     ROBERT CARINO
                                        ------------------------
                                   Title:    VICE PRESIDENT
                                         -----------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                      CREDIT LYONNAIS NEW YORK
                                       BRANCH



                                      By:       /s/Frederick S. Haddad
                                         -----------------------------
                                      Name:     Frederick S. Haddad
                                           ---------------------------
                                      Title:    Senior Vice President
                                            --------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                               CREDIT LYONNAIS CAYMAN
                                ISLAND BRANCH



                               By:       /s/Frederick S. Haddad
                                  -----------------------------
                               Name:     Frederick S. Haddad
                                    ---------------------------
                               Title:    Authorized Signature
                                     --------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                             GENERALE BANK

                             By:    /s/P. Pollaert      /s/E. Matthews
                                ---------------------------------------
                             Name:  P. Pollaert         E. Matthews
                                  -------------------------------------
                             Title: SVP                 SVP
                                   ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                   KREDIETBANK NV



                                   By:       /s/Robert Snauffer
                                      --------------------------
                                   Name:     Robert Snauffer
                                        ------------------------
                                   Title:    Vice President
                                         -----------------------

                                   By:       /s/Tod R. Angus
                                      ---------------------------
                                   Name:     TOD R. ANGUS
                                        -------------------------
                                   Title:    VICE PRESIDENT
                                         ------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                              NATIONAL CITY BANK



                              By:       /s/Barry C. Robinson
                                 ----------------------------
                              Name:     BARRY C. ROBINSON
                                   --------------------------
                              Title:    VICE PRESIDENT
                                    -------------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                 NORWEST BANK COLORADO,
                                  NATIONAL ASSOCIATION



                                 By:       /s/Sandra A. Sauer
                                    --------------------------------------------
                                 Name:     Sandra A. Sauer
                                      ------------------------------------------
                                 Title:    Vice President
                                       -----------------------------------------
                                           Norwest Bank Colorado, N.A. - Denver

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:

                                  UNION BANK OF CALIFORNIA, N.A.
                                  (AS SUCCESSOR BY MERGER TO UNION BANK)



                                  By:       /s/Anthony B. Kwee
                                     --------------------------
                                  Name:     Anthony B. Kwee
                                       ------------------------
                                  Title:    Vice President
                                        -----------------------

                          Signature Pages for Lenders
                          ---------------------------

   The undersigned Lender hereby consents and agrees to the foregoing Amendment:


                                VAN KAMPEN AMERICAN CAPITAL PRIME
                                 RATE INCOME TRUST



                                By:       /s/Jeffrey W. Maillet
                                   --------------------------------------
                                Name:     JEFFREY W. MAILLET
                                     ------------------------------------
                                Title:    Sr. Vice Pres. - Portfolio Mgr.
                                      -----------------------------------